SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] Soliciting Material Under Rule
[_] Confidential, For Use of the                14a-12
    Commission Only (as permitted
    by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials



                            Sunair Electronics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5) Total fee paid:

________________________________________________________________________________
[_] Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

________________________________________________________________________________
     2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3) Filing Party:

________________________________________________________________________________
     4) Date Filed:

________________________________________________________________________________

                            SUNAIR ELECTRONICS, INC.
                             3005 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 27, 2003

TO THE STOCKHOLDERS OF SUNAIR ELECTRONICS, INC.:

         The 2002 Annual Meeting of Stockholders of SUNAIR ELECTRONICS, INC. will be held at the offices of the company, 3005 S.W. Third Avenue, Fort Lauderdale, Florida on Monday, January 27, 2003 at 11:00 A.M. for the following purposes:

         1.       To elect four (4) Directors;

         2. To transact such other business as may properly come before the meeting.

         All stockholders of record at the close of business on December 6, 2002 will be entitled to vote at the meeting or any adjournment thereof.

         We hope you will be able to attend this meeting in person; however, if this is impossible, please promptly sign, date and return the enclosed proxy card regardless of the number of shares you hold so that your shares will be represented at this meeting.

                                             By Order of the Board of Directors




                                             Shirley Uricho, Secretary

Fort Lauderdale, Florida
December 27, 2002

                            SUNAIR ELECTRONICS, INC.
                             3005 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315


                Approximate date of mailing is December 27, 2002

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SUNAIR ELECTRONICS, INC. (the "Corporation") of proxies to be used for the Annual Meeting of Stockholders of the Corporation to be held on Monday, January 27, 2003 at 11:00 A.M., in the offices of the Corporation at 3005 S.W. Third Avenue, Fort Lauderdale, Florida, 33315, for the purposes set forth in the foregoing Notice.

         As of the record date, December 6, 2002, there were issued and outstanding 3,692,570 shares of common stock. All stockholders of record as of the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting. Every stockholder will be entitled to vote in person or by proxy for each share of stock standing in the holder's name on the books of the Corporation as of such record date.

         This proxy material was first distributed to stockholders on or about December 27, 2002 together with a copy of the Annual Report of the Corporation for the fiscal year ended September 30, 2002. The Corporation will file with the Securities and Exchange Commission a report on Form 10-KSB for such fiscal year, a copy of which (including financial statements and schedules thereto) will be provided without charge to any stockholder upon written request, addressed to the Secretary of the Corporation at the address above. If a shareholder requests copies of any exhibits to such Form 10-KSB filing, the Corporation may require the payment of a fee covering its reasonable expenses in furnishing such exhibits. No material contained in either the Annual Report being sent to stockholders or the report on Form 10-KSB is to be regarded as proxy soliciting material.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following information is given with respect to any person who to the knowledge of the Corporation owns beneficially more than 5% of the Common Stock of the Corporation outstanding on the most recent record date, and with respect to ownership of such securities by the Corporation's officers and directors.

         Based solely upon a review of information furnished to the registrant during the most recent fiscal year, including written representations, no director, officer or beneficial owner of more than 10% of the company's common stock failed to file on a timely basis reports required by Section 16(A) of the Exchange Act during fiscal year 2002.

NAME OF                             NUMBER OF SHARES                      PERCENT OF
BENEFICIAL OWNER                  BENEFICIALLY OWNED (1)              OUTSTANDING SHARES (2)
----------------                  ----------------------              ----------------------
Shirley Uricho                         1,994,000*                             54.00%
Corporate Secretary

University of Florida                    278,900*                              7.55%
Foundation, Inc.

All Other                                  2,281*                               **
Officers and Directors

All Officers and Directors             1,996,281*                             54.06%
as a group (6 persons)

* Held by the Foundation as Trustee of a Charitable Remainder Unitrust of which Shirley Uricho is the income beneficiary.

**   Less than 1%.

(1) Unless otherwise noted, all persons have sole voting and investment power with respect to shares owned by them.

(2)  Based upon 3,692,570 shares outstanding at December 6, 2002.

         The Corporation has 500,000 authorized shares of preferred stock, no par value; none have been issued. The only stock outstanding is 10 cents par value Common Stock.

                            THE ELECTION OF DIRECTORS

         It is intended that persons named in the proxy, unless otherwise indicated, will vote for the election of the four (4) director nominees listed below. Five (5) directors were authorized and four (4) directors were elected by the stockholders at the last stockholders' meeting to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         Each nominee has consented to serve for the next ensuing year, or until his successor is elected and qualified. If any nominee is unable to serve, the valid proxy will be voted for the remaining nominees and will be voted by the proxy holders in their discretion for the election of a substitute nominee.

         Each nominee was elected to his or her present term of office at the last Annual Meeting of Stockholders.

         The following information in respect to their principal occupation or employment by the Corporation, or other organization in which such occupation or employment is carried on, and other affiliations, directorships and beneficial ownership of Common Stock of the Corporation at December 6, 2002 has been furnished to the Corporation by the respective nominees.

EARL M. ANDERSON, JR. has been a director of the Corporation since 1969. He is an independent management consultant and has been so engaged for more than five years. He also has served as an officer and director of Distinctive Devices, Inc. ("DDI") for the past five years. DDI is engaged in software and website development in the U.S. and India and also markets high-speed DSL access products to telephone companies in India and Russia.
         Age: 77
         SUNAIR SHARES OWNED: 776 common shares
         Member of Audit Committee

GEORGE F. ARATA, JR. has been a director of the Corporation since 1995. Mr.
         Arata held, prior to his retirement in 1991, executive positions, including President and director, with Southeast Banks in various locations in South Florida.
         Age: 73
         SUNAIR SHARES OWNED: 500 common shares.
         Member of Audit Committee

JAMES E. LAURENT, became President of the Corporation on October 1, 2000 and
         Chief Executive Officer on December 1, 2000. Mr. Laurent previously served as Vice-President of Marketing for the Corporation beginning in 1988. After retirement from the United States Air Force in 1978 he held management positions for sales and marketing in the communications-electronics field for international and U.S. government and military market segments.
         Age: 66
         SUNAIR SHARES OWNED: 1005 Common Shares

SHIRLEY URICHO, has held the office of Corporate Secretary since 1998. Mrs.
         Uricho is the widow of Mr. Robert Uricho, Jr. (who held the position of Chairman and CEO until his death on November 29, 2000) and was acting Secretary from 1992 until 1997. Mrs. Uricho has been an employee of the Company since 1959 and she held several positions prior.
         Age: 69
         SUNAIR SHARES OWNED: 1,994,000

               OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

AUDIT COMMITTEE

         Members: Messrs.  Anderson and Arata

         The Audit Committee is the sole functioning committee of the Board of Directors. It assists the Board in monitoring the integrity of Sunair's financial statements and compliance with requirements as set forth in the Statement of Auditing Standards. Its responsibilities include the maintenance of free and open communications among the Directors, the Independent Auditors and financial management of the corporation.

         In late 1999, the American Stock Exchange (on which the Corporation's Common Stock is listed) amended its Independent Director and Audit Committee listing standard. In response to these amendments, Sunair's Audit Committee and Board of Directors formally adopted an Audit Committee Charter in May, 2000. The Charter establishes the qualifications, policies and responsibilities of the Audit Committee and its members. Sunair believes that the Audit Committee and its members are in compliance with such amended standards and with the Corporation's Audit Committee Charter.

                             DIRECTORS' COMPENSATION

         Directors who are not full-time employees of the Company are paid an annual retainer of $5,000 and an attendance fee of $1,000 for each meeting of Sunair's Board, plus travel expenses incurred in connection therewith. The Audit Committee consists of two non-management Board members, who are paid $1,000 each for a committee meeting. Directors who are full-time employees of the Company are not paid any fees or additional remuneration for services as members of the Board or any committee thereof.

                   ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

         During the 2002 fiscal year, the Board held four meetings and the Audit Committee held one meeting. Attendance at such meetings was 100%.

                   DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS

         The deadline by which stockholder proposals must be submitted for consideration at the January, 2004 Annual Meeting of Stockholders is September 1, 2003, under the rules of the Securities and Exchange Commission.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS
                           SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION                          LONG TERM COMPENSATION
                        ---------------------------------------------------------------------------------------------
                                                                    AWARDS                 PAYOUTS
NAME AND                FISCAL                    OTHER ANNUAL  --------------  OPTIONS/  ----------    ALL OTHER
PRINCIPAL POSITION      YEAR    SALARY    BONUS   COMPENSATION    RESTRICTED      SARS       LTIP     COMPENSATION
                                                                 STOCK AWARDS              PAYMENTS
                        ---------------------------------------------------------------------------------------------
James E. Laurent        2002   $125,000   None        None           None         None       None         None
President,              2001   $125,000   None        None           None         None       None         None
Chief Executive Officer

Robert Uricho, Jr.      2000   $175,000   None        None           None         None       None         None
(Deceased)              1999   $175,000   None        None           None         None       None         None
Past Chairman,
President,
Chief Executive Officer

STOCK OPTIONS. The Company has a non-qualified stock option plan for key employees and has reserved 400,000 shares of the Company's common stock for issuance under the plan at an exercise price to be determined at time of grant. Options to purchase 270,000 shares at $2.25 per share have been issued to key employees of the Company. 78,100 were exercisable at September 30, 2002.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Berenfeld, Spritzer, Schechter & Sheer was designated by the Board of Directors to audit the financial statements of the Company and its subsidiary for the fiscal year ended September 30, 2002. The firm and its predecessor, Puritz & Weintraub, has been the Company's independent accountant since 1985.

         Representatives of Berenfeld, Spritzer, Schechter & Sheer are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 PROXY EXPENSES

         The enclosed Proxy is solicited by the Board of Directors.

         If the enclosed form of Proxy is executed and returned, it will be voted in accordance with the indicated preference. If not otherwise specified, it will be voted in favor of all propositions set forth in the Notice of Annual Meeting. It may, nevertheless, be revoked at any time prior to exercise.

         The expenses in connection with this solicitation of proxies, including the cost of preparing, assembling and delivering, will be paid by the Corporation. In addition to the solicitation of proxies by the use of mails, it is possible that proxies may be solicited by certain directors, officers and employees personally or by telephone. In such event, such directors, officers or employees will receive no additional remuneration therefor.

                                  OTHER MATTERS

         Management is unaware of any other business to be presented for consideration at the meeting of the stockholders. If, however, other business should properly come before the meeting, the proxies will be voted in accordance with the best judgement of the proxy holders.

Dated:   December 27, 2002
         Fort Lauderdale, Florida

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